Filed pursuant to Rule 497(a)(1)
File No. 333-165570
Rule 482 Ad
Horizon Technology Finance Corporation Prices Initial Public Offering
FARMINGTON, CT — October 28, 2010 — Horizon Technology Finance Corporation (the “Company”) (NASDAQ: HRZN) announced today the pricing of the initial public offering of 6,250,000 shares of its common stock at a public offering price of $16.00 per share, representing the primary offering of 4,910,000 shares by the Company and a secondary offering of 1,340,000 shares by a selling stockholder. The Company raised approximately $78,560,000 in gross proceeds from the primary offering of its shares. The Company has granted the underwriters an option to purchase up to an additional 937,500 shares of common stock. The Company’s common stock is expected to begin trading on The NASDAQ Global Market under the symbol “HRZN” on October 29, 2010. Morgan Stanley and UBS Investment Bank are acting as joint bookrunning managers. Stifel, Nicolaus Weisel, Morgan Keegan & Company, Inc., RBC Capital Markets, BMO Capital Markets, Lazard Capital Markets and Northland Capital Markets are acting as co-managers. The closing of the transaction is subject to customary closing conditions. The shares are expected to be delivered on November 3, 2010.
The Company expects to use the net proceeds of the initial public offering to make new investments in portfolio companies in accordance with its investment objective and strategies, for general working capital purposes and for temporary repayment of debt under its credit facility.
Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing. The preliminary prospectus dated October 18, 2010 contains this and other information about the Company and should be read carefully before investing.
This press release does not constitute an offer to sell or the solicitation of an offer to buy nor will there be any sale of the shares referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction. A registration statement relating to these securities was filed and has been declared effective by the Securities and Exchange Commission. This offering is being made solely by means of a written prospectus forming part of the effective registration statement.
This offering is being made solely by means of a written prospectus forming part of the effective registration statement. A copy of the final prospectus relating to the offering may be obtained, when available, from any of the following investment banks: Morgan Stanley, 180 Varick Street, 2nd Floor, New York, NY 10014, Attention: Prospectus Dept., prospectus@morganstanley.com, Telephone: (866) 718-1649; or UBS Investment Bank, 299 Park Avenue, New York, NY 10171, Attention: Prospectus Dept., Telephone: (888) 827-7275 ext. 3884.

Filed pursuant to Rule 497(a)(1)
File No. 333-165570
Rule 482 Ad
About Horizon Technology Finance Corporation
Horizon Technology Finance Corporation is a closed-end investment company that has elected to be treated as a business development company under the Investment Company Act of 1940. The Company makes secured loans to development-stage companies in the technology, life science, healthcare information and services, and cleantech industries. The Company is externally managed by its investment advisor, Horizon Technology Finance Management LLC.
Forward-Looking Statements
Statements included herein may constitute “forward-looking statements,” which relate to future events or our future performance or financial condition. These statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in our filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.
Media Contact:
Horizon Technology Finance Corporation
Christopher M. Mathieu
860.676.8654